Fees Summary	Jul. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,104,500.00
Previously Paid Amount	0.00
Total Fee Amount	152.53
Total Offset Amount	0.00
Net Fee	$ 152.53